SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                                 Date of Report
                                (Date of earliest
                                 event reported):    November 17, 2005
                                                     -----------------

                                STEIN MART, INC.
             (Exact name of registrant as specified in its charter)


      Florida                       0-20052                      64-0466198
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  (State or other              (Commission File                 (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
  incorporation)

               1200 Riverplace Blvd., Jacksonville, Florida 32207
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           (Address of principal executive offices including zip code)

                                 (904) 346-1500
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                         (Registrant's telephone number)

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 17, 2005, Stein Mart, Inc. issued a press release, a copy of which is attached as Exhibit 99.1, that includes financial results for the quarterly period and nine months ended October 29, 2005.


ITEM 7.01  REGULATION FD DISCLOSURE

     Included in the press release referred to above, the Company also issued a statement regarding an inquiry received from the U.S. Securities and Exchange Commission. See Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1 Press Release dated November 17, 2005

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STEIN MART, INC.
                                   (registrant)


November 23, 2005                  By:   /s/ James G. Delfs
                                   ---------------------------------------------
                                   James G. Delfs
                                   Senior Vice President and
                                   Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release dated November 17, 2005

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